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                                                                   Exhibit 23.1
                        Consent of Independent Auditors

   We consent to the incorporation by reference in the Registration Statements (Form S-8: Nos. 33-23100, 33-38552,33-88440, 333-42212 and 333-42214; and Form
S-3: Nos. 333-53587, 333-60953, and 333-49140) of National Commerce
Bancorporation and in the related Prospectuses of our report dated
February 15, 2001, with respect to the consolidated financial statements of National Commerce Bancorporation included in this Annual Report (Form 10-K) for the year ended December 31, 2000.

                               /s/ Ernst & Young LLP

Memphis, Tennessee
March 26, 2001